THIRD SUPPLEMENT,

dated as of April 26, 2005

to

INDENTURE,

dated as of October 23, 2003,

AMONG

NATIONSRENT COMPANIES, INC.,

as Issuer,

WILMINGTON TRUST COMPANY,

as Trustee and as Collateral Agent,

AND

THE GUARANTORS NAMED HEREIN,

as Guarantors,

9 1/2% Senior Secured Notes due 2010

                     This THIRD SUPPLEMENT (this "Supplement"), dated as of April 26, 2005, to the Indenture (as defined below), among NationsRent Companies, Inc., a Delaware corporation (the "Company"), the subsidiary guarantors listed on the signature pages hereto (the "Guarantors") and Wilmington Trust Company, as Trustee (in such capacity, the "Trustee") and Collateral Agent (in such capacity, the "Collateral Agent").

W I T N E S S E T H:

                     WHEREAS, the Company, the Guarantors, and the Trustee are parties to the Indenture under which the Company's 9 1/2% Senior Secured Notes Due 2010 (collectively, the "Notes") are issued and outstanding;

                     WHEREAS, in accordance with the terms of the Indenture dated as of October 23, 2003, as amended and supplemented to date, (the "Indenture"), the Company has received the written consent of Holders (as defined in the Indenture) of Notes representing a majority in principal amount of the outstanding Notes to make certain amendments to the Indenture, and in accordance therewith, the parties desire to amend the Indenture as herein provided; and

                     WHEREAS, all conditions precedent and requirements necessary to make this Supplement a valid and legally binding instrument in accordance with its terms have been complied with, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

                     NOW THEREFORE, in consideration of the premises and intending to be legally bound hereby, each party hereto agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders:

ARTICLE ONE

INTERPRETATION

                     SECTION 1.01. Definitions. The definitions and rules of construction in the Indenture apply to this Supplement.

                     SECTION 1.02. Continuing Agreement. Except as expressly set forth in this Supplement, all the provisions of the Indenture continue in full force and effect.

                     SECTION 1.03. Effectiveness. This Supplement shall become effective immediately upon (a) the delivery of this Supplement, executed by the Company and the Guarantors, to the Trustee and (b) the satisfaction of any conditions in the Indenture to the effectiveness of a supplement to the Indenture, including, if required by the terms of the Indenture, the delivery of any Officer's Certificates and/or opinions.

ARTICLE TWO

SUPPLEMENT

                     SECTION 2.01. Amendment to Section 1.01. Section 1.01 of the Indenture is hereby amended by inserting a new definition of "Convertible Subordinated Notes" in the appropriate alphabetical location therein to read in its entirety as follows:

                     "Convertible Subordinated Notes" means $45,211,000 in aggregate principal amount of the Company's outstanding 6.5% convertible subordinated promissory notes due 2008."

                     SECTION 2.02. Amendments to Section 4.10. (a) Section 4.10 of the Indenture is hereby amended by deleting clause (5) of the second paragraph of such section and replacing it with the following in its entirety:

                     "(5) if no Default or Event of Default shall have occurred and be continuing or would exist after giving effect thereto, the repurchase, or other acquisition, of shares of Capital Stock of the Company from (a) employees, former employees, directors or former directors of the Company (or permitted transferees of such employees, former employees, directors or former directors) pursuant to the terms of any agreements (including employment agreements and restricted stock agreements) or plans (or amendments thereto) approved by the Board of Directors of the Company under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such Capital Stock; (b) stockholders of the Company pursuant to the terms of the agreements (including stockholders agreements) or plans (or amendments thereto) under which the Company has the option or the obligation to purchase shares of such Capital Stock; and (c) the NationsRent Unsecured Creditor's Liquidating Trust, pursuant to that certain Call Agreement dated as of June 13, 2003 by and between the Company and Perry Mandarino, as trustee on behalf of the NationsRent Unsecured Creditor's Liquidating Trust, a Delaware business trust; provided, however, that (i) the aggregate amount of such repurchases and other acquisitions under subsections (a) and (b) shall not exceed $2.0 million in any fiscal year, and (ii) the aggregate amount of such repurchases and other acquisition under subsection (c) shall not exceed $5.0 million in the aggregate;"

           (b) Section 4.10 of the Indenture is hereby amended by inserting a new clause (7) to the second paragraph of such section to read in its entirety as follows:

                     "(7) if no Default or Event of Default shall have occurred and be continuing or would exist after giving effect thereto, the repurchase, prepayment or other acquisition of any or all of the Company's Convertible Subordinated Notes, including any and all accrued and unpaid interest thereon and premium, if any, with respect thereto."

ARTICLE THREE

MISCELLANEOUS

                     SECTION 3.01. Trust Indenture Act Controls. Subject to any exemption under the TIA, if any provision of this Supplement limits, qualifies, or conflicts with another provision which is required to be included in the Indenture by the TIA, the required provision shall control. Any provision of the TIA which is required to be included in a qualified Indenture, but not expressly included herein, shall be deemed to be included by this reference.

                     SECTION 3.02. Confirmation of Indenture. The Indenture, as supplemented by this Supplement, is in all respects ratified and confirmed, and the Indenture, this Supplement and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

                     SECTION 3.03. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                     SECTION 3.04. No Recourse Against Others. A past, present or future director, officer, employee, stockholder or incorporator, as such, of the Company or of the Trustee or of the Collateral Agent shall not have any liability for any obligations of the Company or the Guarantors under the Notes, the Guarantees, the Security Agreement, the Indenture or this Supplement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting a Note, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

                     SECTION 3.05. Successors. All agreements of the Company and the Guarantors in this Supplement shall bind their successors and assigns. All agreements of the Trustee and the Collateral Agent in this Supplement shall bind their respective successors and assigns. In the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                     SECTION 3.06. Duplicate Originals. All parties may sign any number of copies of this Supplement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

                     SECTION 3.07. Severability. In case any one or more of the provisions in this Supplement shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

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SIGNATURES

           IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed, all as of the date first written above.

NATIONSRENT COMPANIES, INC.

By:  /s/ John Scherer
       Name: John Scherer
       Title: Vice President and Treasurer

NATIONSRENT, INC.
LAS OLAS TWELVE CORPORATION
LAS OLAS FOURTEEN CORPORATION
NRGP, INC.
NATIONSRENT USA, INC.
NATIONSRENT WEST, INC.
LOGAN EQUIPMENT CORP.
NATIONSRENT TRANSPORTATION SERVICES, INC.
BDK EQUIPMENT COMPANY, INC.
NR DELAWARE, INC.
NATIONSRENT DEALER GROUP, LLC,
as Guarantors

By:  /s/ John Scherer
       Name: John Scherer
       Title: Vice President and Treasurer

NATIONSRENT OF TEXAS, LP, as Guarantor

By: NRGP, Inc., as General Partner

By:  /s/ John Scherer
       Name: John Scherer
       Title: Vice President and Treasurer

WILMINGTON TRUST COMPANY, as Trustee

By:  /s/ Christopher J. Slaybaugh
       Name: Christopher J. Slaybaugh
       Title: Senior Financial Services Officer

WILMINGTON TRUST COMPANY, as Collateral Agent

By:  /s/ Christopher J. Slaybaugh
       Name: Christopher J. Slaybaugh
Title: Senior Financial Services Officer